UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2019

WISDOMTREE CONTINUOUS COMMODITY

INDEX FUND

(Registrant)

(Exact name of registrant as specified in its charter)

WISDOMTREE CONTINUOUS COMMODITY

INDEX MASTER FUND

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

Delaware	26-0151234 (Registrant) 26-0151301 (Co-Registrant)
(State or other jurisdiction of incorporation or organization)	(IRS Employer ID Number)

c/o WisdomTree Commodity Services, LLC 245 Park Avenue 35th Floor New York, NY	10167
(Address of principal executive offices)	(Zip Code)

001-33908

001-33909

(Commission File Number)

1-866-909-9473

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02(b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 28, 2019, WisdomTree Continuous Commodity Index Fund and WisdomTree Continuous Commodity Index Master Fund (collectively, the “Fund”) filed a Prospectus Supplement pursuant to Rule 424(b)(3) (File No. 333-214153 and 333-214153-01) to revise the Fund’s disclosure in its existing Registration Statement on Form S-3 regarding its executive officers. Effective March 27, 2019, Jeremy Schwartz was appointed as the new President and Chief Executive Officer of the Managing Owner and will thus participate in managing the Fund, replacing Gregory Barton with respect to such positions.

Biographical information about Mr. Schwartz is provided below:

Jeremy Schwartz – President and Chief Executive Officer. Mr. Schwartz has served as the Chief Executive Officer of the Managing Owner in charge of managing its business since March 2019. He became a registered Associated Person and Principal of the Managing Owner in March 2019. Mr. Schwartz has served as WisdomTree Investment Inc.’s Executive Vice President – Global Head of Research overseeing research since November 2018 and Director of Research from October 2008 through October 2018. Mr. Schwartz became a registered Associated Person and Principal of WisdomTree Asset Management, Inc., in February 2013 and January 2013, respectively. Mr. Schwartz is 38 years old.

The foregoing disclosure is a summary of the information contained in the Prospectus Supplement and the descriptions herein are qualified in their entirety by reference to the Prospectus Supplement and existing Registration Statement. Investors are urged to consult the Prospectus Supplement and existing Registration Statement filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISDOMTREE CONTINUOUS COMMODITY INDEX FUND

By WisdomTree Commodity Services, LLC, its Managing Owner

By:	/s/ Jeremy Schwartz
Name: Jeremy Schwartz
Title: President and Chief Executive Officer

WISDOMTREE CONTINUOUS COMMODITY INDEX MASTER FUND

By WisdomTree Commodity Services, LLC, its Managing Owner

By:	/s/ Jeremy Schwartz
Name: Jeremy Schwartz
Title: President and Chief Executive Officer

Date: March 28, 2019